As filed with the Securities and Exchange Commission on November 18, 2013
1933 Act Registration Number – 333-175770
1940 Act Registration Number – 811-22588

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 7
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 8

BPV Family of Funds
(Exact Name of Registrant as Specified in Charter)

P.O. Box 3107
Denver, CO 80201
(Address of Principal Office)

Registrant's Telephone Number, including Area Code: 865-243-8000

Reed Keller
P.O. Box 3107
Denver, CO 80201
(Name and Address of Agent for Service)

With copy to: Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]	on _______________ pursuant to paragraph (b) of Rule 485

[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]	on _______________ pursuant to paragraph (a)(1) of Rule 485

[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485

BPV Low Volatility 200 Fund ([ ]) a series of the
PROSPECTUS [DATE]

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Summary of the BPV Low Volatility 200 Fund

Investment Objective.  The investment objective of the Fund is to simultaneously seek capital preservation while generating long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	1.36%
Acquired Fund Fees and Expenses 2	0.09%
Total Annual Fund Operating Expenses	1.85%
Fee Waiver and/or Expense Reimbursement 3	-1.26%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 3	0.59%

1	Because the Fund is new, “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
2	The Fund's shareholders indirectly bear the expenses of the other funds in which the Fund invests (the “Acquired Funds”).
3
BPV Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 0.50%. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the Fund is able to make the payment without exceeding the 0.50% expense limitation. The current contractual agreement cannot be terminated prior to February 1, 2015 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until February 1, 2015.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years
	$[ ]	$[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy of the Fund.  The Fund focuses on investing in a portfolio that may include both equity and fixed income securities that generate dividend or interest income (the “Long Positions”), while at the same time hedging a substantial portion of the Fund’s Long Positions using options.

Long Positions

Equity Securities. In establishing equity positions, the Fund may invest up to 100% of its assets in exchange-traded products (ETPs) that track or otherwise replicate the returns of broad-based U.S. and international securities indices. The Fund may also invest in sector ETFs, other ETPs or mutual funds that are diversified or that track broad-based equity indices or sectors, or common stocks issued by individual U.S. or foreign companies of any market capitalization.

Fixed Income Securities.  In establishing fixed income positions, the Fund generally invests in ETPs that track or otherwise replicate the returns of broad-based investment grade U.S. and international corporate or sovereign debt indices. The Fund may also invest in other ETPs or mutual funds that are diversified or that track broad-based debt indices, or investment grade corporate debt securities of any maturity issued by individual U.S. or foreign companies or sovereign debt securities issued by the U.S. government or foreign countries.

Option Positions

The Fund may enter into a number of different types of options transactions to hedge the Fund’s Long Positions or generate option premiums for the Fund, including the purchase and sale of call and put options, option collars, option spreads and other options-based transactions. The Fund may both purchase and sell (write) call and put options.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•
Management Risk.  The investment strategy of the Adviser and the Fund’s sub-adviser, Quintium Advisors, LLC (the “Sub-Adviser”, and with the Adviser, the “Advisers”) for the Fund may prove to be ineffective and there is no guarantee that the strategy will produce the desired results.

•	Market Risk. Securities prices can be volatile, and the value of securities in the Fund’s portfolio may decline due to fluctuations in the securities markets generally.

•
Equity Securities Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time, and the Fund could lose a substantial part, or even all, of its investment in a particular issue.

•
Fixed Income Securities Risk.  If the issuer of a fixed income security in which the Fund is invested fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

•
Interest Rate Risk. Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock and bond prices will generally decline when investors anticipate or experience rising interest rates.

•
Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. By using options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

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•
Foreign Market Risk.  The Fund may invest in foreign companies, either directly or through ETPs, that will cause the Fund to be exposed to risks associated with investments in foreign markets, which may include reduced liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•
Small and Mid-Cap Company Risk. Stocks of small and mid-cap companies may have more risks than larger companies. In general, small and mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. There is typically a smaller market for the securities of small and mid-cap companies than for securities of a larger company, which may make these securities more susceptible to market downturns and increase the securities’ volatility.

•
REIT Risk.  REITs in which the Fund may invest are susceptible to the risks associated with investing in real estate generally, including, among others, declines in the value of real estate, lack of ability to access the credit markets and defaults by borrowers or tenants.

•
ETP Tracking Risks.   ETPs and other securities in which the Fund invests may not be able to replicate the performance of the indices or sectors they track because the total return generated by the securities will be reduced by transaction costs incurred by the ETP (e.g., brokerage fees incurred in rebalancing an ETF).

•
Risks Related to Investing in ETFs and Other Funds.  Investments in ETFs and other registered investment companies subject the Fund to paying its proportionate share of those funds’ fees and expenses. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

•
Exchange-Traded Note (ETN) Risk. ETNs in which the Fund may invest are subject to credit risk, including the credit risk of the issuer, in addition to the risks of volatility and lack of liquidity in underlying assets and changes in applicable interest rates.

•
Master Limited Partnership (MLP) Risk. MLPs are partnerships that may engage in, among other things, the extraction and transportation of certain energy commodities such as natural gas, crude oil or coal. A decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of a MLP in which the Fund is invested.

•
Currency Risk.  If the Fund invests in foreign currency denominated or foreign currency-linked securities, the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

•
New Fund Risk. The Fund was formed in 2014, and while the investment strategy of the Fund is substantially similar to the Wealth Preservation Fund managed by the Advisers since 2011, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

Performance.  The Fund is new and does not have a performance history for a full calendar year to report. When the Fund has completed a full calendar year of operations, this section will include information that an investor would find useful in evaluating the risks of investing in the Fund, such as information that shows the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information for the Fund may be obtained by visiting the Fund’s website at www.bpvfunds.com or by calling the Fund at 855-784-2399.

Management.  BPV Capital Management, LLC serves as the Fund’s investment adviser and Quintium Advisors, LLC serves as the Fund’s investment sub-adviser. George Hashbarger, Jr., the President of the Sub-Adviser, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund is $5,000,000 and the minimum subsequent investment for is $1,000.  Shareholders may purchase or redeem Fund shares on any business day by contacting 855-784-2399 or by writing to BPV Family of Funds, P.O. Box 3107, Denver, CO 80201.

4

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains.  If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may incur taxes upon withdrawal from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to simultaneously seek capital preservation while generating long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Investment Strategy

The Fund focuses on investing in a portfolio that may include both equity and fixed income securities that generate dividend or interest income (the “Long Positions”), while at the same time hedging a substantial portion of the Fund’s Long Positions using options.  The Fund’s ratio of debt to equity investments will vary and the Fund may be invested up to 100% in either at any given time.

Long Positions

Equity Securities. In establishing equity positions, the Fund generally invests in ETPs that track or otherwise replicate the returns of broad-based U.S. and international securities indices. The Fund may also invest in sector ETFs, other ETPs or mutual funds that are diversified or that track broad-based equity indices or sectors, or common stocks issued by individual U.S. or foreign companies of any market capitalization.

Fixed Income Securities.  In establishing fixed income positions, the Fund generally invests in ETPs that track or otherwise replicate the returns of broad-based investment grade U.S. and international corporate or sovereign debt indices. The Fund may also invest in other ETPs or mutual funds that are diversified or that track broad-based debt indices, or investment grade corporate debt securities of any maturity issued by individual U.S. or foreign companies or sovereign debt securities issued by the U.S. government or foreign countries. “Investment grade” securities are rated at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services, or, if not rated, of equivalent quality in the Sub-Adviser’s opinion.

Option Positions

The Fund may enter into a number of different types of options transactions to hedge the Fund’s Long Positions or generate option premiums for the Fund. The Fund may both purchase and sell (write) call and put options, and it may also establish option collars or option spreads. The Fund’s option positions may be “covered” or “naked”.

Other Investments.  In addition to the equity, fixed income and options securities described above, the Fund may invest in other securities to supplement the Fund’s positions, generate income, hedge risk or for other purposes.

Portfolio Turnover.  Although the Fund’s strategy emphasizes longer-term investments that typically result in portfolio turnover less than 100%, the Fund may, from time to time, have a higher portfolio turnover when the Advisers’ implementation of the Fund’s investment strategy, portfolio rebalancing or a temporary defensive position results in frequent trading.  Since the Fund’s trades cost the Fund brokerage commissions, high portfolio turnover may have a significant adverse impact on the Fund’s performance.  In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

RISKS AND ADDITIONAL INFORMATION ABOUT THE FUND

An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

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Principal Risks of Investing in the Fund
All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

•	Management Risk. The Advisers’ investment strategy for the Fund may prove to be ineffective, and there is no guarantee that the strategy will produce the desired results.

•
Market Risk.  Securities  prices can be volatile, and the value of securities in the Fund’s portfolio may decline due to fluctuations in the securities markets generally.  Accordingly, the Fund’s performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

•
Equity Securities Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue.

•
Fixed Income Securities Risk. The Fund may invest in fixed income securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

•
High Yield Bond Risk. High-yield bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult for the Fund to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

•
Interest Rate Risk. Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock and bond prices will generally decline when investors anticipate or experience rising interest rates.

•
Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund investing in options could lose more than the principal amount invested. Options are subject to the risk of counterparty default, in addition to a number of risks described elsewhere in this section, such as management risk and market risk. To the extent the Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

•
Foreign Market Risk.  The Fund may invest in foreign companies, either directly or through ETPs, that will cause the Fund to be exposed to risks associated with investments in foreign markets, which may include reduced liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•
Small and Mid-Cap Company Risk. Stocks of small and mid-cap companies may have more risks than larger companies. In general, small and mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. There is typically a smaller market for the securities of small and mid-cap companies than for securities of a larger company, which may make these securities more susceptible to market downturns and increase the securities’ volatility.

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•
Risks Related to REITs. REITs in which the Fund may invest are susceptible to the risks associated with investing in real estate generally, such as: declines in property values; lack of ability to access the credit markets, defaults by borrowers or tenants, increases in property taxes or operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs also typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of a REIT’s operating expenses, in addition to paying Fund expenses.

•	Risks Related to Investing in ETFs and Other Funds:

o
Limits of Investing in ETFs.  The Fund’s investment strategy involves, among other things, investing in other investment companies, such as ETFs and other investment companies that track broad market indices or specific industries or sectors.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the ETF’s total outstanding stock); and (ii) the ETF and the Fund enter into an agreement to comply with any conditions in such order (an “ETF Agreement”).  Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an ETF Agreement, the 3% limitation) may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal.

o
Indirect Costs of Fund Investments in ETFs. To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

o
Risks Related to ETF NAV and Market Price. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

•
ETN Risk. ETNs in which the Fund may invest are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets.

•
MLP Risk. MLPs are partnerships that may engage in, among other things, the extraction and transportation of certain energy commodities such as natural gas, crude oil or coal. A decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of a MLP in which the Fund is invested.

•
Currency Risk.  Although the Fund will report net asset value and pay dividends in U.S. dollars, when the Fund invests in foreign currency denominated or foreign currency-linked securities, either directly or through ETPs, the Fund will be exposed to currency risk.  This means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.  Also, the ETPs in which the Fund invests may engage in various investments that are designed to hedge foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

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•
Tracking Risks.   ETPs and other securities in which the Fund invests may not be able to replicate the performance of the indices or sectors they track because the total return generated by the securities will be reduced by transaction costs incurred by the ETP (e.g., brokerage fees incurred in rebalancing an ETF). In addition, the ETPs in which the Fund invests are subject to expenses not reflected in the performance of their respective index, industry or sector (e.g., an ETF’s management fee). In addition, certain securities comprising the indices tracked by the ETPs may, from time to time, temporarily be unavailable, which may further impede the ETPs’ ability to track their applicable indices.

•
New Fund Risk. The Fund was formed in 2014, and while the investment strategy of the Fund is substantially similar to the Wealth Preservation Fund managed by the Advisers, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Additional Information
To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

MANAGEMENT

Investment Adviser
BPV Capital Management, LLC, a Delaware limited liability company, serves as the investment adviser to the Fund.  The Adviser’s principal office is located at 9202 South Northshore Drive, Suite 300, Knoxville, TN 37922.  The Adviser has entered into an Investment Advisory Agreement (each, an “Advisory Agreement”) with the Fund, under which the Adviser selects the securities and manages the investments for the Fund and oversees the Sub-Adviser, subject to the oversight of the Board of Trustees (the “Trustees”) of the BPV Family of Funds (the “Trust”), of which the Fund is a series.

Under the Advisory Agreement for the Fund, the Fund pays the Adviser a monthly fee based on an annualized rate of 0.40% of the average daily net asset value of the Fund.  The Adviser has entered into an Expense Limitation Agreement with the Trust on behalf of the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of each such Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee tables above. While the Adviser has no obligation to continue the waiver past the current term, it is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Adviser and the Trustees.

Investment Sub-Adviser
Quintium Advisors LLC, a Delaware limited liability company, serves as the investment sub-adviser to the Fund. The Sub-Adviser’s principal offices are located at 9202 South Northshore Drive, Suite 301, Knoxville, TN 37922. The Sub-Adviser has entered into an Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement”) with the Fund and the Adviser, under which the Sub-Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Adviser and the Trustees.

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Under the Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a monthly fee that varies depending on the amount of assets under the Sub-Adviser’s management.  If the cumulative net asset value of the Fund, when combined with the BPV Core Diversification Fund and the BPV Wealth Preservation Fund, is less than $150,000,000, the Sub-Adviser receives a monthly fee equal to the greater of (i) $5,000, or (ii) 25% of the collective fees received by the Adviser from the Funds (net of any fee waivers or reimbursements by the Adviser under the Fund’s expense limitation agreements, if any) (the “Net Advisory Fee”). If the cumulative net asset value of the Funds is $150,000,000 or greater, the Sub-Adviser receives a monthly fee equal to 40% of the Net Advisory Fee.

A discussion regarding the Board of Trustees’ basis for approving the renewal of the Advisory and Sub-Advisory Agreements for the Fund will be available in the Fund’s first annual or semi-annual shareholder report following the inception of the Fund’s operations.

Portfolio Managers
George Hashbarger, Jr. has served as the portfolio manager for the Fund since its inception (early 2014) and has over two decades of investment experience.  He has served as the portfolio manager of the BPV Wealth Preservation Fund, a series of the Trust, since 2011. In addition, since 2001, Mr. Hashbarger has provided portfolio management services and investment advice to several limited partnerships, BPV Capital Management and Northshore Management Company, and also served as the Chief Investment Officer of Northshore Management Company from 2004 to 2009.  Prior to 2001, Mr. Hashbarger spent nine years in institutional private equity working for both GE Capital (1993-2000) and First Union Capital Partners (2000-2001).  Mr.  Hashbarger received his BBA in finance in 1983 from Texas A&M University with honors and his MBA with a concentration in Finance from the University of Virginia in 1988.

The SAI provides additional information about Mr. Hashbarger’s compensation, other accounts managed and ownership of securities in the Fund.

Board of Trustees
The Fund is a series of the Trust, a diversified, open-end management investment company organized as a Delaware statutory trust on July 19, 2011.  The Board of Trustees supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

SHAREHOLDER INFORMATION

Distribution of Shares.  The Fund’s Distributor, ALPS Distributors, Inc. (the “Distributor”) markets the shares described in this prospectus to institutions or individuals, directly from the Fund or through investment professionals. Under the Distributor’s Agreement with the Fund, the Distributor offers shares on a continuous, best-efforts basis.

You may purchase shares directly from the Fund or through a financial intermediary, such as a broker-dealer. These financial intermediaries may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your financial intermediary about his or her fees before investing. Additional information about investing through a broker-dealer is contained in the Fund’s Statement of Additional Information.

Certain Expenses.  In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

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INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser or the Sub-Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund is $5,000,000 The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

           Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the NYSE is closed  on weekends and in recognition of the following  holidays:  New Year's Day,  Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

 The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

The Fund values the securities of other investment companies in which they invest at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

Pursuant to policies adopted by the Trustees, the Sub-Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

           Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will normally return such purchase order within three days of receiving such purchase order.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing” below.

11

Purchasing Shares
You may purchase shares of the Fund with a minimum initial investment of $5,000,000; subsequent investments may be made in amounts of $1,000 or more. Your purchase order will be effected at the NAV per share of the appropriate Fund next determined after receipt of your purchase request in “Good Form” (defined below). Purchase requests received by the Fund’s Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date on which it is received or (ii) if after close of the NYSE on any Business Day, will be effected at the NAV per share of the appropriate Fund determined on the next Business Day. Purchase requests must be received in Good Form by the Fund’s Transfer Agent or an authorized financial intermediary, where “Good Form” means that the purchase request includes: the name of the Fund in which you wish to invest; the amount you wish to invest; the name in which your account is to be registered (or, in the case of subsequent investments, your account number); the signature of each person in whose name such account is (or is to be) registered; and payment in full of the purchase amount.

All investments must be made in U.S. dollars, and you should note that the Fund reserves the right to reject, in its sole judgment, any purchase request for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above. You may be charged a fee or have higher investment minimums if you buy or sell shares through a financial intermediary.

Please refer to important information about purchases of Fund shares below under the heading “Additional Information about Purchases and Redemptions.”

Investing Directly By Mail

New Accounts.  You may purchase shares of the Fund by mailing a completed account application with a check payable to the Fund to the Fund’s Transfer Agent at the following address: BPV Family of Funds, P.O. Box 3107, Denver, CO 80201.

Adding to Your Account.  You may add to your account with any Fund by sending a check for your additional investment payable to the appropriate Fund to the Fund’s Transfer Agent at the address above. Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

Investing Directly By Wire

New Accounts. You may purchase shares of the Fund by wire by mailing a completed account application for the appropriate Fund to the Fund’s Transfer Agent at the following address: BPV Family of Funds, P.O. Box 3107, Denver, CO 80201, and, after your account is established, requesting that your bank transmit your investment by wire directly to the Transfer Agent. Please call the Transfer Agent at 855-784-2399 to obtain complete wiring instructions. Please note that your bank may charge you a fee for wiring funds.

Adding to Your Account. You may add to your account with any Fund by using the wiring procedures described above. Be sure to include the name on your account and your account number in the wire instructions you provide to your bank.

Redemption Fee

The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

12

The redemption fee will not be charged on transactions involving the following:

*	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
*	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
*	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
*	Redemptions due to required minimum distributions;
*	Redemptions due to death;
*	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
*	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Medallion Signature Guarantees.  To protect your account and the Fund from fraud, medallion signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Medallion signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Medallion signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

Additional Information About Purchases and Redemptions

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

13

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone the Distributor at 855-784-2399 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts, is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

14

OTHER IMPORTANT INFORMATION

Distributions
The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes
The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Highlights

Because the Fund is new, there is no financial or performance information included in this prospectus for the Fund.  Once the information becomes available, you may request a copy of this information by calling the Fund at 855-784-2399.

15

April 2012
Privacy Notice

FACTS	WHAT DOES BPV FAMILY OF FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons BPV Family of Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does BPV Family of Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 855-784-2399

Who we are
Who is providing this notice?	BPV Family of Funds ALPS Fund Services, Inc. (Administrator) ALPS Distributors, Inc. (Distributor)
What we do
How does BPV Family of Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does BPV Family of Funds collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing  for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.
▪ BPV Capital Management, LLC and Quintium Advisors, LLC,  the investment adviser and sub-adviser, respectively, to the BPV Family of Funds, could each be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ BPV Family of Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ BPV Family of Funds does not jointly market.

BPV Family of Funds

A SAI about the Fund and other funds managed by the Advisers has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI or other information about the Fund, or to make inquiries about the Fund, write the Fund at BPV Family of Funds, P.O. Box 3107, Denver, CO 80201, call the Fund at 855-784-2399 or visit the Fund’s website at www.bpvfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Fund is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-22588

STATEMENT OF ADDITIONAL INFORMATION

BPV Core Diversification Fund – Ticker Symbol BPVDX (Institutional Shares), BPADX (Advisor Shares)
BPV Wealth Preservation Fund – Ticker Symbol BPVPX (Institutional Shares), BPAPX (Advisor Shares)
BPV Low Volatility 200 Fund – Ticker Symbol [   ]

Each a series of the

P.O. Box 3107
Denver, CO 80201

[  ]

The BPV Core Diversification Fund (the “Core Diversification Fund”), the BPV Wealth Preservation Fund (the “Wealth Preservation Fund”) and the BPV Low Volatility 200 Fund (the “Low Volatility Fund”, and with the Wealth Preservation Fund and the Core Diversification Fund, each is referred to as a “Fund” and collectively, the “Funds”) are the three series of the BPV Family of Funds (the “Trust”), each of which is a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus for the Funds’ Institutional Shares and the prospectus for the Funds’ Advisor Shares, each dated [  ], as each of the same may be amended from time to time, each of which incorporate this SAI by reference in its entirety (collectively, the “Prospectus”).  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Copies of the Prospectus may be obtained, without charge, by calling the Funds at 855-784-2399 or writing to the Funds at the address above.

BPV FAMILY OF FUNDS

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISKS	3
General Investment Risks	3
Equity Securities	3
ETFs	3
Corporate Debt Securities	3
Fixed Income ETFs	4
Derivative Instruments	4
Other Investment Companies	10
Real Estate Securities	11
Money Market Instruments	11
U.S. Government Securities	11
Illiquid Securities	12
Convertible Securities	13
Repurchase Agreements	13
Reverse Repurchase Agreements	13
Forward Commitment & When-Issued Securities	13
Short Sales of Securities	13
Lending of Portfolio Securities	14
INVESTMENT RESTRICTIONS	14
Fundamental Restrictions	14
Non-Fundamental Restrictions	15
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	16
Brokerage Selection	16
Aggregated Trades	17
Portfolio Turnover	17
PORTFOLIO HOLDINGS DISCLOSURE	18
DESCRIPTION OF THE TRUST	19
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	19
Trustees and Officers	20
Board Structure	20
Qualification of Trustees	21
Trustee Standing Committees	21
Beneficial Equity Ownership Information	22
Compensation	22
MANAGEMENT AND ADMINISTRATION	23
Investment Adviser	23
Investment Sub-Adviser	24
Portfolio Manager	25
Distributor	27
Custodian	27
Independent Registered Public Accounting Firm	27
Legal Counsel	27

CODE OF ETHICS	28
PROXY VOTING POLICIES	28
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	28
Purchases	28
Redemptions	28
Additional Information	29
NET ASSET VALUE	30
ADDITIONAL TAX INFORMATION	31
ADDITIONAL INFORMATION ON PERFORMANCE	33
Lipper Analytical Services, Inc	35
Morningstar, Inc	35
APPENDIX A – DESCRIPTION OF RATINGS	37
APPENDIX B – PROXY VOTING POLICIES	40

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The BPV Family of Funds (the “Trust”) was organized on July 19, 2011 as a Delaware statutory trust.  The three series of shares of the Trust are the BPV Core Diversification Fund, the BPV Wealth Preservation Fund and the BPV Low Volatility 200 Fund, each of which is an open-end management investment company.  BPV Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and Quintium Advisors, LLC (the “Sub-Adviser”, and with the Adviser, the “Advisers”) is the investment Sub-Adviser to the Funds.  The Prospectuses describe each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds.  Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for certain securities in which the Funds may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Funds’ investment programs will be successful.  Investors should carefully review the descriptions of each Fund’s investments and their risks described in the Prospectus and this SAI.

Equity Securities.  The equity portion of each Fund’s portfolio may include common stocks traded on domestic securities exchanges or in the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds own, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange Traded Funds.  As noted in the Prospectus, the Funds may invest in ETFs and cash or cash equivalent positions.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Advisers believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities.  Each Fund may invest in fixed income investments that include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Funds may be any credit quality, maturity or yield.  Accordingly, the Funds’ debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Sub-Adviser’s opinion.  In addition, the Funds’ debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P or Fitch are contained in this SAI.  While the Sub-Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Other risks associated with fixed income securities, without limitation, are as follows:

Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more securities held by a Fund will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of a Fund, when investing a significant portion of its assets in bonds or fixed income securities, may vary in response to changes in interest rates.  A rise in interest rates generally causes the value of a bond to decrease, and vice versa.  There is the possibility that the value of a Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a significant effect if a Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates rise, not only can the value of fixed income securities drop, but the yield can also drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  In addition, when interest rates drop, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a Fund’s debt holdings.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Fixed Income ETFs.  The Funds may invest in ETFs that track or otherwise replicate the performance of fixed income securities. There are risks associated with the potential investments of the Funds’ assets in fixed income ETFs, which include the risks associated with ETFs generally and the risks of investing in fixed income securities generally, each of which are set forth above.

Derivative Instruments. The Funds may (but are not required to) use a variety of derivative instruments (including both long and short positions) in an attempt to enhance a Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is continually evolving and the Funds may invest in derivatives other than those described below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Options on Securities and Indices. As described in the Prospectus, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase, pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Funds may write such options. When a Fund writes a call or put option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.”

A Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described below when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier than covered call options because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer writes a put option and has no position in the underlying stock.  A naked put option may be used when a Fund expects the underlying stock to be trading above the strike price at the time of expiration.  A Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless because the Fund will keep the entire premium.  A Fund could lose money if the price of the underlying stock is below the strike price because the put may be exercised against the Fund, causing the fund to buy the stock at the strike price.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

While, as mentioned above, a Fund may write naked call or put options, such options will nonetheless be deemed to be “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Sub-Adviser. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Sub-Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Sub-Adviser.

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write dealer options.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities, including ETFs, and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option generally has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Option Combinations.  The Funds may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in value of a security a Fund owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

A Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, a Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds expect to earn interest income on their initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds will usually be liquidated in this manner, the Funds may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Funds to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds may write options on futures contracts that are “covered.”  A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but that will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Other Investment Companies.  As noted in the Prospectus, the Funds may invest in other investment companies.  Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the ETF’s total outstanding stock); and (ii) the ETF and the Fund enter into an agreement to comply with any conditions in such order (an “ETF Agreement”).  Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an ETF Agreement, the 3% limitation) may prevent a Fund from allocating its investments in the manner the Sub-Adviser considers optimal.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating their investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative.  The Funds may also invest in Other Investment Companies or Stock Baskets when the Sub-Adviser believes they represent more attractive opportunities than similar ETFs.  The Funds’ investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits, subject to certain exceptions, including those found in Section 12(d)(1)(F) of the 1940 Act (described below), the percentage of each Fund’s assets that can be represented by other investment company’s shares to 5% of each Fund’s assets for any one other investment company or 10% of each Fund’s assets for all other investment companies combined.

Under the 1940 Act, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Funds must either seek instructions from shareholders with regard to the voting of all proxies with respect to the Funds’ investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF, Other Investment Companies or other investment company shares held by the Funds, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

Investments in Companies with Business Related to Commodities.  As described in the Prospectus, the Funds may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold or silver) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the valve of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Real Estate Securities.  The Funds will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes in interest rates.

Money Market Instruments.  The Funds may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Funds.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Sub-Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Funds only through the Master Note program of each Fund’s custodian bank, acting as administrator thereof.  The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Sub-Master Note held by each Fund.

U.S. Government Securities.  The Funds may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

Foreign Securities.  The Funds may invest in securities issued by foreign governments or foreign corporations, either directly or through derivative transactions (e.g., foreign currency futures).  Foreign securities, in addition to securities issued by U.S. entities with substantial foreign operations, involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Issuers of foreign securities are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S.  Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency. The Funds may invest in foreign currency or in securities that track the performance of a foreign currency against another currency, whether the U.S. dollar or another foreign currency. As a result, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. A Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Illiquid Investments.  A Fund may invest up to 15% of the value of its net assets in securities that are illiquid securities, provided such investments are consistent with the respective Fund’s investment objectives. Illiquid securities are securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Funds to the risk that they will not be able to sell such securities when it is opportune to do so.

Convertible Securities.  The Funds may buy securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.

Repurchase Agreements.  The Funds may invest in repurchase agreements.  A repurchase agreement is a type of loan that is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  In an effort to minimize risk, before entering into repurchase agreements, the Sub-Adviser will evaluate the financial status of the proposed counterparty by reviewing such proposed counterparty’s financial information (e.g. publicly available financial statements), and the Funds will generally only enter into repurchase agreements with counterparties that are established financial institutions.  Any repurchase transaction in which the Funds engage will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value.  There is no limit on the number of repurchase agreements into which the Funds may enter.

Reverse Repurchase Agreements.  The Funds may invest in reverse repurchase agreements, which are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Funds. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Funds must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Funds also may invest in municipal reverse repurchase agreements.

Forward Commitment & When-Issued Securities.  A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions, a Fund may not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities.  Each Fund may make short sales with up to 10% of the Fund’s securities, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When a Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on its books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, a Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of a Fund’s assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether a Fund will lend securities, the Sub-Adviser will consider all relevant facts and circumstances.  The Funds may not lend securities to any company affiliated with the Advisers.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain cash or cash equivalent collateral with the Fund, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Sub-Adviser may invest the cash collateral to earn additional income for the Fund.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund shall retain all voting rights with respect to the loaned securities, and the Fund will call securities subject to a securities loan to vote proxies in the event a material matter comes up for vote, pursuant to the Fund’s fiduciary obligations. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  The Funds have adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the respective Fund.  A “majority” for this purpose means the lesser of (i) 67% of the respective Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Funds may not:

(1)	Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)
Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(3)
Pledge, mortgage or hypothecate its assets, except, with up to one third of its assets, as necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that a Fund may lend its portfolio securities in an amount up to 33% of the Fund’s total assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, corporate loans and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate directly; provided, however, that the Funds may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)
Purchase or sell commodities, except that the Funds may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity; or

(8)
With respect to 75% of its total assets, a Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.  Additionally, each Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government securities and cash items, as such terms are used in Section 3 of the 1940 Act) to a maximum of 25% of the Fund’s total assets.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Funds may not:

(1)
Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Funds may invest in the common stock of companies that invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(6)
Invest more than 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•
With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction and illiquid securities under the Fund’s sixth non-fundamental investment restriction apply at all times.  If through a change in values, net assets, or other circumstances, a Fund is in a position where more than 15% of its net assets are invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

•
Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

•
The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

•
If the Funds invest in other investment companies that concentrate their investments in a particular industry, the Funds will consider such investment to be issued by a member of the industry in which the other investment company invests.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser manages the operations of each Fund and oversees the Sub-Adviser’s management of each Fund’s portfolio.  The Adviser provides these services in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Funds (the “Advisory Agreement”), which is described in detail under “Management and Administration – Investment Adviser.”  Subject to the general supervision of the Trustees and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Sub-Adviser shall manage each Fund’s portfolio in accordance with the terms of the Investment Sub-Advisory Agreement by and between the Sub-Adviser, the Adviser and the Fund (the “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Advisory Agreements”), which is described in detail under “Management and Administration – Investment Sub-Adviser.”  The Advisers may serve as investment advisers for a number of client accounts, including the Funds.    Investment decisions for the Funds will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisers, if any.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Sub-Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Sub-Adviser’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Sub-Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.  During the fiscal year ended March 31, 2013, the Core Diversification Fund paid brokerage commissions of $48,802, and from the date of the Fund’s inception on October 5, 2011 through the fiscal year end of March 31, 2012, the Fund paid brokerage commissions of $11,163. During the same periods, the Wealth Preservation Fund paid brokerage commissions of $1,620 and $3,545, respectively.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreements, the Sub-Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Sub-Adviser in connection with advisory clients other than the Funds and not all such services may be useful to the Sub-Adviser in connection with the Funds.  Although such information may be a useful supplement to the Sub-Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Adviser by the Adviser.

The Funds may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Sub-Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Funds are made independently of the Sub-Adviser’s other client accounts, the Sub-Adviser’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner that the Sub-Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold by the Funds.

Portfolio Turnover.  The annualized portfolio turnover rate for the Funds are calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making a Fund’s decisions, and a Fund may engage in short-term trading to achieve its investment objectives.  During the fiscal year ended March 31, 2013, the Core Diversification Fund’s portfolio turnover was 56% and from the date of the Core Diversification Fund’s inception on October 5, 2011 through the fiscal year end of March 31, 2012, the Fund’s portfolio turnover was 2%. During the same periods, the Wealth Preservation Fund’s portfolio turnover was 0% and 0%, respectively.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons.  These policies include the following:

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made available for the most recent month-end period and only after a 30 calendar day delay from the end of such month.

•	Public disclosure regarding the Funds’ Portfolio Securities is made quarterly through the Funds’ Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).

•
Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Funds, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).  The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in the Funds’ shares.

•
The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or sub-adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers such as Filepoint EDGAR Services or to the brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Funds that are made on the same basis to all the Funds’ shareholders.  This information is disclosed to third parties under conditions of confidentiality that include a duty not to trade on non-public information.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.  Notwithstanding the foregoing, the Funds are subject to the risk that one or more third parties subject to conditions of confidentiality, particularly those third parties not bound by confidentiality clauses in written agreements, will front-run a Fund.

•
The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds, are disclosed to a shareholder or other person before disclosure in the Official Reports.  In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds, and whether the arrangement will adversely affect the Trust, the Funds or their shareholders.  The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in the Funds’ shares.

•	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•
No person (including the Adviser, the Sub-Adviser and the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser, the Sub-Adviser or the Trust)), for themselves or on behalf of the Funds, may receive any direct or indirect compensation or other consideration in exchange for the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on July 19, 2011, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently offers three series of shares, the BPV Core Diversification Fund and the BPV Wealth Preservation Fund (each of which is offered in two classes of shares: Institutional Shares and Advisor Shares), and the BPV Low Volatility 200 Fund (which is offered in a single class of shares).  The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.  When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Ann O’Connell 9202 South Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1953	Trustee	Since Inception	Partner, Newport Board Group, a professional management consulting firm (2012-present); Actuary and Principal, Global Human Resources Services Leadership Team, PriceWaterhouseCoopers LLP (2002-2011)	Two	None
Joseph M. O’Donnell 9202 South Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1946	Trustee	Since Inception
President and CEO, Inmar Inc., a logistics and supply chain software and services company (2008-2009); Chairman and CEO, Artesyn Technologies, Inc., a designer and manufacturer of electronic subsystems (1994-2006).
				Two	Comverge, Inc.; Comverse, Inc.; ModusLink Global Solutions
Jan R. Williams 9202 South Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1941	Trustee	Since Inception	Dean and Professor Emeritus, College of Business Administration, University of Tennessee (2001-2013).	Two	None
Interested Trustee*
Reed Keller 9202 South Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1948	Trustee, President and Secretary	Since Inception	Funds Managing Partner for the Adviser (2011 – present), Operating Executive for portfolio companies of private equity firm Welsh, Carson Anderson & Stowe (2002-2010).	Two	None
Officers
Melanie Zimdars 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1976	Chief Compliance Officer	Since Inception
Deputy Chief Compliance Officer with ALPS (Since 2009). Previously, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005.
				N/A	N/A
Kim Storms 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1972	Treasurer	Since Inception	Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller.	N/A	N/A

*	The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

Board Structure

The Trust’s Board includes three independent Trustees and one interested Trustee, Reed Keller, who is Chairman of the Board of Trustees.  The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current size and the fact that there are only three funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund. During these meetings, the Board receives reports from the Funds’ administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Reed Keller, and the Trust’s Chief Compliance Officer, Melanie Zimdars, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Ann O’Connell
Ms. O’Connell spent her career as a human resources consultant, most recently with PricewaterhouseCoopers LLP. Prior to her retirement in June 2011, Ms. O’Connell was Principal of PwC’s Global Human Resources Services Leadership Team.

Joseph M. O’Donnell
Mr. O’Donnell has held numerous executive positions in software, electronics and manufacturing companies. Mr. O’Donnell also currently serves on the Board of Directors of three public companies, and has in the past served as a director of seven other public companies.

Jan R. Williams
Mr. Williams has over 40 years’ experience in the accounting field, as an accountant, consultant and professor of accounting. Mr. Williams served as Dean of the College of Business Administration and Professor of Accounting at the University of Tennessee from 2001 to 2013, and is currently Dean and Professor Emeritus.

Reed Keller
Mr. Keller is Funds Managing Partner of the Adviser. Prior to working with the Adviser, Mr. Keller was an executive for several portfolio companies of the private equity firm of Welsh, Carson Anderson & Stowe.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees each Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of each Fund’s financial statements, and interacts with each Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary; the Audit Committee met twice during the fiscal year ended March 31, 2013.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at a meeting of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board, the Adviser or the Sub-Adviser, when a matter with respect to which the Funds are entitled to vote presents a recognized conflict between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s Adviser, Sub-Adviser, principal underwriter or an affiliated person of the Funds, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2013 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Core Diversification Fund	Dollar Range of Equity Securities in the Wealth Preservation Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Ann O’Connell	[ ]	[ ]	[ ]
Joseph M. O’Donnell	[ ]	[ ]	[ ]
Jan R. Williams	[ ]	[ ]	[ ]
Reed Keller	[ ]	[ ]	[ ]

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $6,000 each year plus $1,500 per Fund per meeting attended in person and $500 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.  The following table shows the compensation received by each Trustee for his or her service as a Trustee during the fiscal year ended March 31, 2013.

Name of Trustee*	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Independent Trustees
Ann O’Connell	$17,000	None	None	$17,000
Joseph M. O’Donnell	$17,000	None	None	$17,000
Jan R. Williams	$17,000	None	None	$17,000
Interested Trustees
Reed Keller	None	None	None	None
*	Each of the Trustees serves as a Trustee to both Funds of the Trust.

Control Persons and Principal Holders of Voting Securities.  As of [  ], the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) of [  ]% of the Institutional Shares of the Core Diversification Fund and less than 1% of the Institutional Shares of the Wealth Preservation Fund.

As of [  ], the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of either of the Funds.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of either Fund as of [  ].

BPV Core Diversification Fund – Institutional Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

BPV Wealth Preservation Fund – Institutional Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

BPV Core Diversification Fund – Advisor Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

BPV Wealth Preservation Fund – Advisor Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

MANAGEMENT AND ADMINISTRATION

Investment Adviser.  BPV Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Fund.  The Adviser is controlled by Northshore Management Company, LLC, an investment firm focused in private company investments.

The Adviser supervises each Fund’s investments pursuant to an investment advisory agreement with the Trust.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of each Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Adviser manages the operations of the Funds and oversees the Sub-Adviser’s management of each Fund’s investments in accordance with the stated policies of the Funds, subject to the approval of the Trustees.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Core Diversification Fund and the Wealth Preservation Fund

With respect to the Core Diversification Fund and the Wealth Preservation Fund, the Adviser will receive a monthly management fee equal to an annual rate of 0.75% of each Fund’s net assets.  In addition, the Adviser and the Funds have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees (if any), Acquired Fund Fees and Expenses and extraordinary expenses) to not more than 1.00% of the average daily net assets of the Funds through February 1, 2015.  As a result, each Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees (if any), Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 1.00%, as indicated in the Prospectus.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Adviser and the Board. Any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three twelve month periods following the twelve month period in which such waiver occurred, if the Funds are able to make the payment without exceeding the expense limitation.   For the fiscal year ended March 31, 2013, the Adviser earned a net management fee of $129,514 from the Core Diversification Fund, after waiving $361,604 of its fee and reimbursing the Fund in the amount of $7,758, and for the period of the Fund’s inception on October 5, 2011 through the fiscal year end March 31, 2012, the Adviser did not receive a management fee from the Fund, after waiving $69,403 of its fee and reimbursing the Fund in the amount of $107,762. For the fiscal year ended March 31, 2013, the Adviser did not receive a management fee from the Wealth Preservation Fund, after waiving $139,416 of its fee and reimbursing the Fund in the amount of $64,206, and for the period of the Fund’s inception on October 5, 2011 through the fiscal year end March 31, 2012, the Adviser did not receive a management fee from the Fund, after waiving $18,974 of its fee and reimbursing the Fund in the amount of $83,556.

Low Volatility Fund

With respect to the Low Volatility Fund, the Adviser will receive a monthly management fee equal to an annual rate of 0.40% of each Fund’s net assets.  In addition, the Adviser and the Fund has entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees (if any), Acquired Fund Fees and Expenses and extraordinary expenses) to not more than 0.50% of the average daily net assets of the Funds through February 1, 2015.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees (if any), Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 0.50%, as indicated in the Fund’s Prospectus.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Adviser and the Board. Any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three twelve month periods following the twelve month period in which such waiver occurred, if the Funds are able to make the payment without exceeding the expense limitation.

In addition to the management fees described above, the Adviser may also receive certain benefits from its management of the Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection.”

Investment Sub-Adviser.  Quintium Advisors, LLC serves as investment sub-adviser to the Funds.  Information about the Sub-Adviser and its duties and compensation as sub-adviser is contained in the Prospectus.  The Funds are the Sub-Adviser’s only registered investment company clients. The Sub-Adviser is owned 50% by Northshore Management Company, LLC and 50% by Quintium Capital Management, LLC (owned by George Hashbarger, Jr.).

As described above, the Sub-Adviser manages the Funds’ investments pursuant to each Fund’s respective Sub-Advisory Agreement.  Each Fund’s Sub-Advisory Agreement is initially effective for a two-year period and thereafter will be subject to renewals for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees or by vote of a majority of the respective Fund’s outstanding voting securities.  Each Sub-Advisory Agreement is terminable without penalty on 30 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the respective Fund.  The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.

Under the Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a monthly fee that varies depending on the amount of assets under the Sub-Adviser’s management.  If the cumulative net asset value of the Funds is less than $150,000,000, the Sub-Adviser receives a monthly fee equal to the greater of (i)  $5,000, or (ii) 25% of the collective fees received by the Adviser from the Funds (net of any fee waivers or reimbursements by the Adviser under the Fund’s expense limitation agreements, if any) (the “Net Advisory Fee”). If the cumulative net asset value of the Funds is $150,000,000 or greater, the Sub-Adviser receives a monthly fee equal to 40% of the Net Advisory Fee. For the fiscal year ended March 31, 2013, the Sub-Adviser received $65,587 for its services for the Funds, and for the period from each Fund’s inception on October 5, 2011 through its respective fiscal year end March 31, 2012, the Sub-Adviser received $30,000 for such services.

Portfolio Manager.  Mr. Hashbarger is the sole portfolio manager of the Wealth Preservation Fund and the Low Volatility 200 Fund, and is a portfolio manager of the Core Diversification Fund.  As stated above, Mr. Hashbarger is the President of the Sub-Adviser.

Miranda Davis serves alongside Mr. Hashbarger as a portfolio manager of the Core Diversification Fund, and is a portfolio manager for the Sub-Adviser.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio managers as of July 11, 2013, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Core Diversification Fund	Dollar Range of Equity Securities in the Wealth Preservation Fund
George Hashbarger, Jr.	C	D
Miranda Davis	A	A

Other Accounts.  In addition to the Fund, the Mr. Hashbarger is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of June 30, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
George Hashbarger, Jr.	2*	$126,500,000	3	$23,700,000	0	0
Accounts where advisory fee is based upon account performance	0	N/A	2	$13,000,000	0	N/A
*	Includes the Core Diversification Fund and the Wealth Preservation Fund
**	Includes accounts at the Adviser, which are sub-advised by the Sub-Adviser

Conflicts of Interests.  Mr. Hashbarger’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts are private investment funds (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.  While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Advisers do not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisers believe that they have designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds.  The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.

Investment Opportunities:  The Sub-Adviser provides investment supervisory services for a number of accounts that have varying investment guidelines.  The portfolio manager works across different investment products.  Differences in the compensation structures of the Sub-Adviser’s accounts may give rise to a conflict of interest by creating an incentive for the Sub-Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Compensation.  Mr. Hashbarger is not compensated directly by the Funds, but rather by the Sub-Adviser, of which he is an indirect owner and is thus entitled to profits related to his indirect ownership.  Since profits are expected to increase as assets increase, Mr. Hashbarger is expected to receive increased profits as an indirect owner of the Sub-Adviser as assets of the Funds increase.  Ms. Davis receives a fixed salary from the Sub-Adviser.

Administrator, Transfer Agent and Accounting Services Agent: Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Funds’ administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as the Funds’ administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; assists in the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Funds and outside agencies; assists the Funds to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes net asset value of the Funds; transmits to NASDAQ each Fund’s daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereafter in connection with ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Funds; and oversees the Trust’s code of ethics reporting.

For its administration services, ALPS receives the greater of 1) $170,000, or 2) at the annual rate of 0.05% of the first $500M of the Trust’s net assets; 0.025% on the next $500 million in net assets to $1 billion; and 0.015% on all Trust net assets over $1 billion, each of which is based on the average daily net assets of the Funds. Due to the addition of the Advisor Shares, the Administration, Bookkeeping and Pricing Services Agreement was amended effective December 31, 2012 such that the minimum annual total fee referred to above increased from $170,000 to $189,500. [  ] ALPS is also reimbursed by the Trust for certain out-of-pocket expenses. For the fiscal year ended March 31, 2013, the Trust paid ALPS $167,556 for administration services, net of fees waived of $9,708. From the inception date of the Trust’s investment activities on October 5, 2011 through its fiscal year end on March 31, 2012, the Trust paid ALPS $42,698 for administration services, net of fees waived of $40,292.

Under the Transfer Agency and Services Agreement, ALPS has agreed, among other things, to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

For its transfer agency services, ALPS is paid a $25,000 annual base fee per Fund, with additional annual fees of $9 per direct open account and $7 per open account through NSCC. ALPS is also reimbursed by the Trust for certain out-of-pocket expenses. For the fiscal year ended March 31, 2013, the Trust paid ALPS $152,988 for transfer agency services. From the inception date of the Trust’s investment activities on October 5, 2011 through its fiscal year end on March 31, 2012, the Trust paid ALPS $47,874 for transfer agency services.

Distributor.   ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the distributor, or principal underwriter, of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by Distributor as agent of the Funds, and Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. For both the fiscal year ended March 31, 2013 and the period from the inception date of the Trust’s investment activities on October 5, 2011 through its fiscal year end on March 31, 2012, the Trust paid the Distributor $0 for distribution services.

Ms. Storms and Ms. Zimdars, who are respectively the Treasurer and the Chief Compliance Officer of the Funds, are employed by ALPS, which is an affiliate of the Distributor.

The Funds have adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Advisor Shares (see “Management – Distribution of Shares” in the Prospectus for the Advisor Shares and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below).  As required by Rule 12b-1, the Plans (together with the Distribution Agreement) were approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement.  The Plans provide that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures. The continuation of the Plans must be considered by the Trustees annually.

Potential benefits of the Plans to the Funds include improved shareholder services and savings to the Funds in certain operating expenses. It is anticipated that the Plans will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently their investment objectives and to realize economies of scale.

Under the Plan, the Funds may use 12b-1 fees to compensate broker-dealers for sales of the Funds’ Advisor Shares, or for other expenses associated with distributing the share class.  The Fund may expend up to 0.65% of the Advisor Shares’ respective average daily net assets annually to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Custodian.  Union Bank, N.A. (the “Custodian”) serves as custodian for each Fund’s assets.  The Custodian acts as the depository for the Funds, safe-keeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Funds held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202, to serve as independent registered public accountants for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare each Fund’s federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  After the end of the Fund’s first fiscal year, a copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust and the Funds.

CODE OF ETHICS

The Trust, the Adviser and the Sub-Adviser each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code).  The code permits employees and officers of the Trust, the Adviser and the Sub-Adviser to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that portfolio managers and other investment personnel of the Sub-Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight of the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

Each year the Funds are required to file Form N-PX stating how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Funds at 855-784-2399; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases.  Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares.  Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders.  The Prospectus also describe each Fund automatic investment plan and certain rights reserved by the Funds with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders.  Shares of the Funds will be offered and sold on a continuous basis.  The purchase price of shares of the Funds are based on the net asset value next determined after the order is received, subject to the order being accepted by the Funds in good form.  Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as a subsequent investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases In-Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares in the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining a Fund’s Net Asset Value” in the Prospectus.

Share Certificates.  The Funds do not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Funds’ share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions.  Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares in the Funds should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire.  The Prospectus also describes (i) a redemption fee that applies to certain redemptions of shares of the Funds; and (ii) the Funds’ policy regarding accounts that fall below the Funds’ required minimums, redemptions in-kind, signature guarantees and other information about the Funds’ redemption policies.  The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible reimbursement of fees charged to the Funds by the Custodian for wiring redemption proceeds, and the assessment of a Redemption Fee on certain redemptions of each Fund’s shares occurring within sixty (60) days following the issuance of such shares.  For information on the Redemption Fee that applies to certain purchases of a Fund’s shares, see “Redeeming Shares – Redemption Fee” in the Prospectus.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder applicable to the Fund’s shares.

Additional Information.  Following is additional information regarding certain services and features related to purchases, redemptions and distribution of the Fund’s shares.  Investors who have questions about any of this information should call the Funds at 855-784-2399.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at BPV Family of Funds, P.O. Box 3107, Denver, CO 80201.  Your request should include the following:  (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications.  Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Plan under Rule 12b-1 for the Core Diversification Fund and the Wealth Preservation Fund. As discussed in the “Management and Administration – Distributor” section above, theTrust, on behalf of the Core Diversification Fund and the Wealth Preservation Fund, have adopted a Plan pursuant to Rule 12b-1 of the 1940 Act for the Funds for their Advisor Shares.  Under the Plan, the Funds may pay for services related to the distribution of Advisor Shares with up to 0.25% of these share classes’ assets on an annual basis.  The Trustees will take into account expenditures under the Plan for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of the Funds’ prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Funds; (b) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the shares of the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Funds do not participate in any joint distribution activities with other investment companies nor are the Funds aware of any interested person of the Funds or any director who is not an interested person of the Funds having any direct or indirect financial interest in the Plan or related agreements.

Additional Information About Redemptions. Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.  No Redemption Fee will be imposed with respect to such involuntary redemptions.

The Funds do not intend, under normal circumstances, to redeem securities by payment in-kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would bear market risk until the securities are sold and would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of a Fund (each, a “Class”)  normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of each Class of the Funds will not be calculated.

The net asset value per share of each Class of a Fund is calculated separately by adding the value of securities and other assets attributable to that Class of the Fund, subtracting the liabilities charged to the Fund attributable to that Class, and dividing the result by the number of outstanding shares of that Class.  “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Advisor Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Funds are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

As described in the Prospectus, the Sub-Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security.  A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference.  As explained in the Prospectus, because the Funds’ fair valuing of Restricted Securities is a determination of the amount which the owner might reasonably expect to receive for them upon their current sale, the Funds are subject to the risk that the Funds’ fair valued prices are not accurate, and that the fair value price is not reflective of the value the Funds will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Funds, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intend to qualify or remain qualified as a regulated investment company.  In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Funds must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the Funds’ business of investing in such stock, securities or currencies; net income derived from an investment in a qualified publicly traded partnership.  For these purposes, a qualified publicly traded partnership is generally a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.  Any income derived by the Funds from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Funds’ business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Funds in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of each Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined to be engaged in the same, similar  or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.  The Funds intend to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by a Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund’s shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if a Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each series of the Trust, including the Funds, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares and any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividends received with respect to the shares.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Funds intend to make sufficient distributions or deemed distributions of ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares.  An exchange of shares is treated as a sale and any gain may be subject to tax.

The Funds will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2013) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes. Non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

 FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or a Fund’s shares and no matter how long the shareholder has held a Fund’s shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Funds may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that each Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Funds for a specified period (again reflecting changes in the Fund’s share prices and assuming reinvestment of the Fund’s distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of a Fund’s shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on the Fund’s distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of either Fund’s future performance.

The Funds’ performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  The Funds may also measure performance against the applicable indices.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  A Fund may also occasionally cite statistics to reflect its volatility and risk.  A Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  Of course, there can be no assurance a Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Past performance is not a guarantee of future results.

The Funds’ performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Funds may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•         Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•         Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Prospectus to obtain a more complete view of a Fund’s performance before investing.  Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  A Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Rating Service and Moody’s Investors Service, Inc.).  A Fund may also depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited Financial Statements and Financial Highlights for the Core Diversification Fund and the Wealth Preservation Fund, including notes thereto, and the reports of the Funds’ Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the year ended March 31, 2013, are incorporated herein by reference. They are contained in the Funds’ Annual Report to Shareholders, which is available upon request.

APPENDIX A –DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Fund believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated A-1+. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk.  Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Sub-Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Sub-Adviser’s specific proxy voting guidelines.

(1)	PROXY VOTING AND DISCLOSURE POLICY FOR THE BPV FAMILY OF FUNDS

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that the Trust and the Funds disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also required the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. Under the IC Amendments, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Funds must either seek instructions from shareholders with regard to the voting of all proxies with respect to the Funds’ investment in such securities (ETFs and other Investment Companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of an ETF or other Investment Company shares held by the Funds, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of each Fund's shareholders.  Where required by law, a Fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”).  Furthermore, a Fund may refrain from voting if doing so would be in the Fund's and its shareholders' best interests.  These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, when exercising the vote results in the imposition of trading or other restrictions.

B.	Delegation to Funds' Sub-Adviser

The Board believes that the Funds' Sub-Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Sub-Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Funds; and
(2)
to assist the Funds in disclosing each Fund's proxy voting record as required by Rule 30bl-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Funds were entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Funds cast their vote; and (d) whether the Funds cast their vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Sub-Adviser's Proxy Voting and Disclosure Policy ("Sub-Adviser's Voting Policy") as it relates to the Funds. The Board shall also approve any material changes to the Sub-Adviser's Voting Policy no later than four (4) months after adoption by Sub-Adviser.

C.	Conflicts

In cases where a matter with respect to which the Funds are entitled to vote presents a conflict between the interest of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, sub-adviser, principal underwriter, or an affiliated person of the Funds, its investment adviser or principal underwriter, on the other hand, the Funds shall always vote in the best interest of the Funds' shareholders except where the Funds may be required to echo vote, as described above.  For purposes of this Policy a vote shall be considered in the best interest of the Funds' shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Sub-Adviser's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information ("SAI") on Form N-lA.  The Funds will notify shareholders in the SAI and the Funds' shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Funds' website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Funds will send this description of the Funds' Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Funds' Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Funds shall disclose to its shareholders on Form N-PX the Funds' complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Funds shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Funds were entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)	The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Funds cast their vote on the matter;
(viii)	How the Funds cast their vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Funds cast their vote for or against management.

The Funds shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds' website, if applicable. If the Funds disclose their proxy voting record on or through its website, the Funds shall post the information disclosed in each Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Funds shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Funds' website at a specified Internet address; and (2) on the SEC's website. If the Funds disclose that their proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Funds' most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Funds' securities;
(iii)	Records of votes cast on behalf of the Funds; and
(iv)	A record of each shareholder request for proxy voting information and each Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Sub-Adviser's records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Sub-Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Funds should cast their vote, if called upon by the Board or the Sub-Adviser, when a matter with respect to which the Funds are entitled to vote presents a conflict between the interest of a Fund's shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter, or an affiliated person of the Funds, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

Adopted:  September 29, 2011
Amended:  May 18, 2012

(2)	PROXY VOTING AND DISCLOSURE POLICY FOR QUINTIUM ADVISORS, LLC

PROXY VOTING POLICIES

I.	Introduction

Rule 206(4)-6 (the “Proxy Voting Rule”) under the Advisers Act requires that Quintium adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Quintium has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Quintium complies with the requirements of the Advisers Act , and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

The following details Quintium’s philosophy and practice regarding the voting of proxies:

A.	General

Quintium will vote proxies in a manner intended to maximize the value of investments to clients (i.e. the value of the security will increase or the potential negative effects will be diminished), subject to reasonable standards. Accordingly, there may be occasions where Quintium determines the best course of action to take on a particular vote is to abstain or to refrain from voting, such as when Quintium determines that the cost of voting the proxy exceeds the benefits to the client.

Quintium believes that the recommendation of management on any issue should be given substantial weight.  Therefore, the vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the client. In the case of any client account subject to ERISA, Quintium shall vote proxies in the client’s economic interest.

B.	Procedures

To implement Quintium’s proxy voting policies, Quintium has developed the following procedures for voting proxies:

1.	Upon receipt of a corporate proxy by Quintium, the special or annual report and the proxy are submitted to Quintium’s proxy voting manager (the “Proxy Manager”).

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of the relevant clients and the provisions of Quintium’s Voting Guidelines in Section III below.  The Proxy Manager will then vote the proxies.

3.
To the extent required under the Proxy Voting Rule, the Proxy Manager will be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section VI below) or, for a mutual fund advised by Quintium (each, a “Fund”), under Rule 30b1-4 of the Investment Company Act of 1940.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager may provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in Quintium’s files

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the Proxy Manager’s designee shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

Quintium has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies as set forth below.  These guidelines are divided into routine matters and non-recurring or extraordinary matters.

A.
Routine Matters.  Voting decisions for routine matters are made by the Proxy Manager.  It is Quintium’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters.

B.
Non-Recurring and Extraordinary Matters.  Voting decisions for non-recurring and extraordinary matters are made by the Proxy Manager on a case-by-case basis, generally following the suggestions for such matters detailed below.  If there is a non-recurring or extraordinary matter for which there is no suggestion detailed below, it is the general policy of Quintium to vote proxies, after considering such factors as Quintium consider relevant, in a manner that it believes will be consistent with efforts to maximize value.

1. Accept:
•	Proposals supporting best practices for corporate governance
•	Restoration or protection of shareholders’ authority

2. Reject:
•	Protection of management from results of mergers and acquisitions
•	Proposals have the effect of diluting the value of the existing shares
•	Reduction of shareholders’ power over company actions

3. Vote With Management:
•	Proposals that address social or moral issues

IV.	Conflicts

Quintium will attempt to resolve any conflict of interest between Quintium, Quintium clients, and the business interests of the mutual funds for which Quintium provides investment advisory services or their affiliates in the way that will most benefit the client. Generally, in cases where Quintium is aware of a conflict between the interests of a client and the interests of Quintium or an affiliated person of Quintium (e.g., a portfolio company is a client or an affiliate of a client of Quintium), Quintium will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Quintium does not receive instructions from the client within three business days of the notice, Quintium may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Quintium Disclosure of How to Obtain Voting Information

The Proxy Voting Rule requires Quintium to disclose in response to any client request how the client can obtain information from Quintium on how its securities were voted.  Quintium will disclose in Part 2 of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Quintium.  Upon receiving a written request from a client, Quintium will provide the information requested by the client within a reasonable amount of time.

The Proxy Voting Rule also requires Quintium to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Upon receiving a written request from a client, Quintium will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

Quintium shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Quintium that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)
With respect to a Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

Quintium shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of a Fund by Quintium as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

Quintium may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Quintium maintained with a third party such as a proxy voting service, provided that Quintium has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by Quintium, provided that material changes to this policy that affect proxy voting for a Fund shall be ratified by its respective trust within four (4) months of adoption by Quintium.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”).1

(b)	By-Laws. 1

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement between the Registrant and BPV Capital Management, LLC(“Adviser”) for the Core Diversification Fund. 2

(d)(2)	Investment Advisory Agreement between the Registrant and the Adviser for the Wealth Preservation Fund. 2

(d)(3)	Investment Sub-Advisory Agreement between the Registrant, the Adviser and Quintium Advisors, LLC (“Sub-Adviser”) for the Core Diversification Fund. 2

(d)(4)	Investment Sub-Advisory Agreement between the Registrant, the Adviser and the Sub-Adviser for the Wealth Preservation Fund. 2

(d)(5)	Investment Advisory Agreement between the Registrant and the Adviser for the Low Volatility Fund. *

(d)(6)	Investment Sub-Advisory Agreement between the Registrant, the Adviser and the Sub-Adviser for the Low Volatility Fund. *

(e)(1)	Form of Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“Distributor”) for the BPV Family of Funds. 5

(e)(2)	Amendment to Distribution Agreement.*

(f)	Not Applicable.

(g)	Custodian Agreement between BPV Family of Funds and Union Bank. 2

(h)(1)	Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. as Administrator. 2

(h)(2)	Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. as Transfer Agent. 2

(h)(3)	Expense Limitation Agreement for the Core Diversification Fund between the Registrant and the Adviser. 3

(h)(4)	Expense Limitation Agreement for the Wealth Preservation Fund between the Registrant and the Adviser. 3

(h)(5)	Amendment to Administration, Bookkeeping and Pricing Services Agreement, effective December 31, 2012.5

(h)(6)	Amendment to Transfer Agency and Services Agreement; effective December 31, 2012.5

(h)(7)	Expense Limitation Agreement for the Low Volatility Fund between the Registrant and the Adviser.*

(h)(8)	Amendment to Administration, Bookkeeping and Pricing Services Agreement, regarding the Low Volatility Fund.*

(h)(9)	Amendment to Transfer Agency and Services Agreement, regarding the Low Volatility Fund.*

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the BPV Family of Funds. 2

(j)	Consent of Independent Auditor.*

(k)(1)	Balance Sheet of the Core Diversification Fund dated September 27, 2011. 2

(k)(2)	Balance Sheet of the Wealth Preservation Fund dated September 27, 2011. 2

(l)(1)	Initial Subscription Agreement for the Core Diversification Fund. 2

(l)(2)	Initial Subscription Agreement for the Wealth Preservation Fund. 2

(m)(1)	Form of Distribution Plan under Rule 12b-1 for the Registrant for the Core Diversification Fund. 4

(m)(2)	Form of Distribution Plan under Rule 12b-1 for the Registrant for the Wealth Preservation Fund. 4

(n)	Form of Rule 18f-3 Plan.4

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant. 2

(p)(2)	Code of Ethics for the Adviser. 2

(p)(3)	Code of Ethics for the Sub-Adviser. 2

(q)	Copy of Powers of Attorney. 2

1          Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed July 25, 2011 (File No. 333-175770).

2          Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed September 29, 2011 (File No. 333-175770).

3           Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed July 30, 2012 (File No. 333-175770).

4           Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed October 26, 2012 (File No. 333-175770).

5           Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed July 19, 2013 (File No. 333-175770).

*	To be filed by amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant's Trust Instrument contains the following provisions:

Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.  Indemnification.

(a)        Subject to the exceptions and limitations contained in Subsection (b) below:

(i)         every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)        as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)        No indemnification shall be provided hereunder to a Covered Person:

(i)         who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)         in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)        The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)        To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)        Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates.  The Adviser’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31.	Business and other Connections of the Investment Adviser

The description of the Advisers is found under the captions “Management - Investment Adviser” and “Management - Investment Sub-Adviser” in the Prospectus and under the captions “Management and Administration - Investment Adviser” and “Management and Administration - Investment Sub-Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisers provide investment advisory services to other persons or entities other than the registrant.

ITEM 32.	Principal Underwriter

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, BBH Trust, Bennett Group of Funds, BLDRS Index Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Thomas A. Carter	President, Director
Jeremy O. May	Executive Vice President, Director
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary
Eric Parsons	Vice President, Controller and Assistant Treasurer
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President, Institutional Sales Manager
Jeff Brainard	Vice President, Regional Sales Manager
Paul F. Leone	Vice President, Assistant General Counsel
Erin D. Nelson	Vice President, Assistant General Counsel
JoEllen Legg	Vice President, Assistant General Counsel
David T. Buhler	Vice President, Senior Associate Counsel
Rhonda A. Mills	Vice President, Associate Counsel
Jennifer T. Welsh	Vice President, Associate Counsel
Randall D. Young	Secretary
Gregg Wm. Givens	Assistant Treasurer

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at the principal executive offices of the Adviser at 9202 South Northshore Drive, Suite 300, Knoxville, TN 37922, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104; and Registrant’s Administrator and Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203. Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent. Blue Sky records are maintained by ALPS in its capacity as Administrator.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Atlanta, Georgia on this 18th day of November, 2013.

BPV Family of Funds

By:	/s/ Reed Keller
Reed Keller, Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Reed Keller	November 18, 2013
Reed Keller, Trustee and President**	Date

*	November 18, 2013
Ann O’Connell, Trustee	Date

*	November 18, 2013
Joseph M. O’Donnell, Trustee	Date

*	November 18, 2013
Jan R. Williams, Trustee	Date

/s/ Kim Storms	November 18, 2013
Kim Storms, Treasurer**	Date

/s/ Reed Keller	November 18, 2013
* By Reed Keller, Attorney-in-Fact	Date

* Mr. Keller is the principal executive officer of the BPV Family of Funds, and Ms. Storms is the principal financial officer and principal accounting officer of the BPV Family of Funds.